Fidelity®

Tax Managed Stock

Fund

Semiannual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Semiannual Report

Performance - continued

Cumulative Total Returns (including After-Tax Returns)

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Tax Managed Stock Return Before Taxes	1.15%	-13.97%	-1.42%
Return Before Taxes **	0.14%	-14.83%	-1.42%
Return After Taxes on Distributions **	0.01%	-14.94%	-1.61%
Return After Taxes on Distributions and Sale of Fund Shares **	0.09%	-9.1%	-1.22%
S&P 500 ® (reflects no deduction for fees, expenses, or taxes)	2.31%	-12.63%	1.24%
Growth Funds Average	2.72%	-14.95%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 2, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050.

After-tax returns are calculated in accordance with SEC methodology. Fund distributions and gains or losses realized upon sale of fund shares are assumed to be taxed at the maximum applicable federal tax rate(s) effective in the year of distribution or sale. A Returns after taxes on distributions and sale of fund shares assume shares are redeemed at the end of the period. After-tax returns do not reflect the impact of state and local taxes or phase-outs of certain tax credits, exemptions and deductions. Tax loss realization may have the effect of generating after-tax returns which exceed pre-tax returns. Actual after-tax returns depend on your tax situation and are not relevant if you hold shares through tax-deferred arrangements such as IRAs or 401(k) plans.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of trading fees and taxes. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

* Not available

** Including 1.00% trading fee, if applicable

A As of the print date of this report, the maximum marginal ordinary income tax rate (for 2001) was 39.1%.

Semiannual Report

Average Annual Total Returns (including After-Tax Returns)

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity® Tax Managed Stock Return Before Taxes	-13.97%	-0.41%
Return Before Taxes **	-14.83%	-0.41%
Return After Taxes on Distributions **	-14.94%	-0.46%
Return After Taxes on Distributions and Sale of Fund Shares **	-9.10%	-0.35%
S&P 500 ® (reflects no deduction for fees, expenses, or taxes)	-12.63%	0.35%
Growth Funds Average	-14.95%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total returns, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

** Including 1.00% trading fee, if applicable

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Tax Managed Stock Fund on November 2, 1998, when the fund started. As the chart shows, by April 30, 2002, without accounting for the effect of taxes, the value of the investment would have been $9,858 - a 1.42% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index*** did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,124 - a 1.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2002, the six month and one year cumulative total returns for the large-cap core funds were 1.79% and -13.93%, respectively; and the one year average annual total return was -13.93%. The six month and one year cumulative total returns for the large-cap supergroup average were 1.38% and -15.55%, respectively; and the one year average annual total return was -15.55%.

*** An index has no associated fees or expenses. The performance of an index does not reflect the impact of taxes.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Small-cap value stocks soundly outperformed large-cap growth stocks during the six-month period ending April 30, 2002. In that time, the Russell 2000® Index, a benchmark of small-cap stock performance, soared 20.03%, and the Russell MidCap® Index, a barometer of mid-cap equity performance, gained 15.24%. In comparison, the large-cap weighted Standard & Poor's 500SM Index struggled to a 2.31% return. Meanwhile, the value-oriented, blue chip proxy Dow Jones Industrial AverageSM returned 10.57%, while the growth-oriented, tech-heavy NASDAQ Composite® Index eked out a 0.04% increase. The six-month period opened on a high note as stocks enjoyed some of their best gains of 2001 in the final two months of the year, thanks to signs of improvement in the U.S. economy, brighter corporate earnings outlooks and a Federal Reserve Board that slashed short-term interest rates to 40-year lows. However, enthusiasm for stocks faded after allegations of questionable accounting practices at several high-profile energy companies. In response, equity markets suffered mild declines or offered tepid returns at best in the first two months of 2002. But a strong March lifted first-quarter stock market performance into positive territory, as gross domestic product and productivity had promising increases. Unfortunately, most of the market's year-to-date gains were wiped out in April, as lingering profit worries and valuation concerns left investor confidence at tenuous levels.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Tax Managed Stock Fund

Q. How did the fund perform, Tim?

A. For the six-month period ending April 30, 2002, the fund returned 1.15%. In comparison, the Standard & Poor's 500 Index returned 2.31%. The fund also compares its performance to the Lipper Inc. growth funds average, which rose 2.72% during the same time frame. During the 12-month period ending April 30, 2002, the fund declined 13.97%, while the S&P 500 index and the Lipper peer group average fell 12.63% and 14.95%, respectively.

Q. Why did the fund underperform its benchmark and peer group during the past six months?

A. Disappointing stock selection in three areas of the market - health care, consumer discretionary and financials - caused the disparity. Entering the period, the fund was slightly overweighted in health care stocks, including Bristol-Myers Squibb, Pfizer and Cardinal Health, which typically perform well during periods of economic weakness. However, a variety of factors, including unfavorable drug rulings by the Food and Drug Administration and a high number of brand name drugs that lost patent protection, slowed the industry's growth prospects. The health care sector was also hurt by renewed interest in stocks with high growth potential and emerging signs of an economic recovery in 2002. Elsewhere, having no exposure to strong-performing automotive manufacturers, such as General Motors, held back our return in the consumer discretionary sector, as did owning only about half the index's exposure to the hotel, restaurant and leisure industries, which also did well. Turning to financials, the fund owned more diversified financial companies whose investment banking and brokerage businesses suffered from a poor economic climate, such as Goldman Sachs and Morgan Stanley Dean Witter. Moreover, we were also hurt by having fewer traditional bank stocks such as fund holding Bank One, a top performer that flourished on expectations that lower interest rates would spur higher demand for loans.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Did you make any significant changes to the fund?

A. Yes, I did. Recognizing the vulnerability of health care stocks, I reduced the fund's exposure to this sector, but the underperformance of our holdings still held back our six-month return. I also significantly cut our exposure to telecommunications, which proved beneficial because this sector had its own set of problems, including price wars, high debt levels and overcapacity that didn't appear to be abating any time soon. Nonetheless, our emphasis on regional Bell operating companies and long-distance providers with strong balance sheets, including Verizon Communications and Citizens Communications, allowed our collective holdings to hold up relatively well and outperform the telecom stocks in the index, despite the sector's negative absolute return. We avoided some of the industry's bigger disappointments, such as WorldCom, Sprint PCS and AT&T Wireless Services.

Q. Did any other strategies work out well?

A. One general theme, in particular, worked out nicely. Using the proceeds from my reductions in health care and telecom, I bought stocks with faster growth potential that were trading at reasonable valuations and could benefit from an improving economy. Reflecting this strategy, the fund moved to an overweighting in technology, consumer discretionary, industrials and energy, from an underweighting six months ago. More specifically, increasing our exposure to temporary staffing firms was helpful, as Manpower and new holding Labor Ready, rallied sharply during the period on expectations that demand for outsourced labor would increase. In the energy sector, I bolstered the fund's energy services holdings, including new positions in Baker Hughes, Smith International and GlobalSantaFe. All of these stocks performed well and I sold off Global SantaFe to lock in profits. I was attracted to the higher growth prospects of energy services stocks, which respond more significantly to market events than integrated oil and gas producers, and typically benefit from an economic upturn as a result of higher demand for energy. Raising our exposure to semiconductor stocks such as Micron Technology and Intel also worked, as these stocks were top contributors and representative of the industry's cyclical rebound.

Q. What's your outlook, Tim?

A. Newly reported government and industry data continue to show signs of an improving economy, so I'll be looking to further increase the fund's positioning in economically sensitive areas of the market during the next six months. At the same time, though, the fund will remain broadly diversified across a number of industries.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing mainly in equity securities and attempting to reduce the impact of federal taxes on shareholder investment returns

Fund number: 343

Trading symbol: FTXMX

Start date: November 2, 1998

Size: as of April 30, 2002, more than $92 million

Manager: Tim Heffernan, since inception; manager, Fidelity Congress Street and Exchange Funds, since 1997; various institutional funds for Fidelity Management Trust Company, 1992-1996; joined Fidelity in 1984.

3

Tim Heffernan on the fund's advantageous tax positioning:

"Shareholders should be aware that going forward the fund is likely to be positioned with a higher percentage of growth stocks that typically require faster earnings growth as a catalyst to boost their stock prices. While these higher growth stocks have only recently begun to rebound from an extended period of weakness, I believe they could outperform more stable-growth areas of the market as the economy grows out of its recent quagmire. The fund can afford to be more aggressive with stock selection and trading going forward because, should these strategies incur some hefty gains, we will be able to offset them with roughly $19 million in harvested losses that we've banked during the past few years. While these losses are disappointing, having them will make it easier to absorb future gains from short-term trading opportunities that I have been reluctant to pursue in the past because they would have triggered a tax consequence for shareholders. Further, should the equity markets' returns turn positive for any consistent period of time, being able to lock in $19 million in profits without triggering a tax consequence gives the fund a nice advantage over its growth fund peers in seeking a higher after-tax return. It also will help preserve the fund's perfect record of zero capital-gains distributions to its shareholders."

Semiannual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.1	5.1
American International Group, Inc.	3.5	2.4
General Electric Co.	2.7	2.6
Pfizer, Inc.	2.5	3.8
Citigroup, Inc.	2.4	2.6
Wal-Mart Stores, Inc.	2.4	2.6
Home Depot, Inc.	2.0	0.3
Philip Morris Companies, Inc.	2.0	0.9
The Coca-Cola Co.	1.9	1.5
Bank One Corp.	1.9	1.4
	25.4
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.9	16.4
Information Technology	16.7	17.4
Consumer Discretionary	14.2	12.3
Health Care	12.3	15.6
Industrials	11.4	10.5
Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Stocks 98.7%		Stocks and Equity Futures 99.7%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	1.7%	** Foreign investments	1.6%

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.2%
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp.	15,900	$ 451,560
Household Durables - 0.9%
Black & Decker Corp.	5,200	253,136
Centex Corp.	5,700	320,910
Fleetwood Enterprises, Inc.	20,500	218,735
		792,781
Media - 5.7%
AOL Time Warner, Inc. (a)	75,500	1,436,010
Clear Channel Communications, Inc. (a)	22,500	1,056,375
Comcast Corp. Class A (special) (a)	16,100	430,675
Cox Communications, Inc. Class A (a)	6,400	213,696
Fox Entertainment Group, Inc. Class A (a)	30,400	717,440
McGraw-Hill Companies, Inc.	3,000	191,970
The New York Times Co. Class A	5,500	256,080
Tribune Co.	6,400	282,688
Viacom, Inc. Class B (non-vtg.) (a)	14,439	680,077
		5,265,011
Multiline Retail - 3.2%
Kohls Corp. (a)	10,200	751,740
Saks, Inc. (a)	2,900	43,123
Wal-Mart Stores, Inc.	39,000	2,178,540
		2,973,403
Specialty Retail - 3.9%
Home Depot, Inc.	40,750	1,889,578
Lowe's Companies, Inc.	28,500	1,205,265
The Limited, Inc.	29,300	561,388
		3,656,231
TOTAL CONSUMER DISCRETIONARY		13,138,986
CONSUMER STAPLES - 11.0%
Beverages - 3.8%
Pepsi Bottling Group, Inc.	27,400	784,736
PepsiCo, Inc.	18,720	971,568
The Coca-Cola Co.	32,200	1,787,422
		3,543,726
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.5%
CVS Corp.	12,700	$ 425,196
Rite Aid Corp.	10,000	31,700
		456,896
Food Products - 1.0%
Kraft Foods, Inc. Class A	22,500	923,400
Household Products - 1.3%
Kimberly-Clark Corp.	13,300	866,096
Procter & Gamble Co.	3,800	342,988
		1,209,084
Personal Products - 2.4%
Avon Products, Inc.	8,900	497,065
Estee Lauder Companies, Inc. Class A	13,100	473,565
Gillette Co.	34,000	1,206,320
		2,176,950
Tobacco - 2.0%
Philip Morris Companies, Inc.	34,100	1,856,063
TOTAL CONSUMER STAPLES		10,166,119
ENERGY - 6.6%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	10,800	406,944
BJ Services Co. (a)	9,300	341,682
Cooper Cameron Corp. (a)	6,000	329,040
ENSCO International, Inc.	9,000	303,840
Nabors Industries, Inc. (a)	12,200	555,710
Noble Drilling Corp. (a)	9,100	394,485
Rowan Companies, Inc. (a)	6,000	152,280
Schlumberger Ltd. (NY Shares)	2,400	131,400
Smith International, Inc. (a)	3,600	252,180
Weatherford International, Inc. (a)	7,100	354,077
		3,221,638
Oil & Gas - 3.1%
ChevronTexaco Corp.	8,600	745,706
Conoco, Inc.	28,100	788,205
Exxon Mobil Corp.	12,508	502,446
Royal Dutch Petroleum Co. (NY Shares)	6,100	318,786
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Suncor Energy, Inc.	9,600	$ 333,546
Valero Energy Corp.	5,500	237,380
		2,926,069
TOTAL ENERGY		6,147,707
FINANCIALS - 18.9%
Banks - 6.1%
Bank of America Corp.	16,900	1,224,912
Bank One Corp.	42,100	1,720,627
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	17,200	219,300
Banknorth Group, Inc.	11,000	290,290
Commerce Bancorp, Inc., New Jersey	7,277	359,411
Credit Suisse Group sponsored ADR	6,700	239,324
Fifth Third Bancorp	8,000	548,720
Mercantile Bankshares Corp.	1,300	53,508
PNC Financial Services Group, Inc.	1,800	99,270
Wachovia Corp.	13,500	513,540
Wells Fargo & Co.	8,100	414,315
		5,683,217
Diversified Financials - 8.5%
AMBAC Financial Group, Inc.	9,100	572,026
American Express Co.	18,800	770,988
Charles Schwab Corp.	33,400	380,426
Citigroup, Inc.	50,368	2,180,934
Fannie Mae	13,400	1,057,662
Freddie Mac	9,400	614,290
Goldman Sachs Group, Inc.	2,800	220,500
Household International, Inc.	4,200	244,818
Lehman Brothers Holdings, Inc.	3,900	230,100
MBNA Corp.	7,900	280,055
Merrill Lynch & Co., Inc.	6,400	268,416
Morgan Stanley Dean Witter & Co.	21,800	1,040,296
		7,860,511
Insurance - 4.3%
AFLAC, Inc.	14,800	442,520
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	46,587	$ 3,220,093
MBIA, Inc.	6,200	334,366
		3,996,979
TOTAL FINANCIALS		17,540,707
HEALTH CARE - 12.3%
Biotechnology - 1.8%
Amgen, Inc. (a)	4,400	232,672
Gilead Sciences, Inc. (a)	7,000	217,840
MedImmune, Inc. (a)	8,400	280,560
Millennium Pharmaceuticals, Inc. (a)	37,000	738,520
Neurocrine Biosciences, Inc. (a)	6,800	223,652
		1,693,244
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	5,400	307,260
Medtronic, Inc.	13,020	581,864
Memry Corp. (a)	53,300	122,590
		1,011,714
Health Care Providers & Services - 0.8%
Tenet Healthcare Corp. (a)	5,000	366,850
Trigon Healthcare, Inc. (a)	3,100	312,046
		678,896
Pharmaceuticals - 8.6%
Abbott Laboratories	18,400	992,680
Barr Laboratories, Inc. (a)	6,000	399,900
Bristol-Myers Squibb Co.	31,000	892,800
Johnson & Johnson	17,300	1,104,778
Merck & Co., Inc.	22,000	1,195,480
Pfizer, Inc.	62,975	2,289,141
Schering-Plough Corp.	14,200	387,660
Wyeth	12,400	706,800
		7,969,239
TOTAL HEALTH CARE		11,353,093
INDUSTRIALS - 11.4%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	6,200	227,416
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	8,200	$ 515,780
Northrop Grumman Corp.	4,900	591,234
United Technologies Corp.	4,300	301,731
		1,636,161
Airlines - 1.3%
Continental Airlines, Inc. Class B (a)	13,700	356,200
Northwest Airlines Corp. (a)	11,000	202,840
Ryanair Holdings PLC sponsored ADR (a)	10,800	334,800
Southwest Airlines Co.	15,300	278,613
		1,172,453
Commercial Services & Supplies - 4.0%
Allied Waste Industries, Inc. (a)	17,500	212,450
Avery Dennison Corp.	3,700	236,985
Cendant Corp. (a)	21,600	388,584
Exult, Inc. (a)	24,900	217,377
First Data Corp.	6,500	516,685
Labor Ready, Inc. (a)	78,700	708,300
Manpower, Inc.	13,700	551,425
National Processing, Inc. (a)	8,200	244,770
Paychex, Inc.	5,000	186,650
Republic Services, Inc. (a)	21,400	423,720
		3,686,946
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	15,000	591,900
Industrial Conglomerates - 3.2%
General Electric Co.	78,800	2,486,140
Tyco International Ltd.	27,700	511,065
		2,997,205
Machinery - 0.5%
Illinois Tool Works, Inc.	2,900	209,090
Parker Hannifin Corp.	5,300	264,735
		473,825
TOTAL INDUSTRIALS		10,558,490
INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 1.3%
Brocade Communications System, Inc. (a)	8,500	217,515
Cisco Systems, Inc. (a)	26,700	391,155
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Crown Castle International Corp. (a)	22,000	$ 160,600
Motorola, Inc.	16,300	251,020
Redback Networks, Inc. (a)	21,300	48,138
SBA Communications Corp. Class A (a)	40,100	115,849
		1,184,277
Computers & Peripherals - 1.8%
Apple Computer, Inc. (a)	15,000	364,050
Dell Computer Corp. (a)	33,400	879,756
Storage Technology Corp. (a)	6,100	125,538
Sun Microsystems, Inc. (a)	32,300	264,214
		1,633,558
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc. (a)	11,900	357,595
Tektronix, Inc. (a)	11,000	242,000
Thermo Electron Corp.	26,600	502,740
Vishay Intertechnology, Inc. (a)	16,600	365,034
		1,467,369
Internet Software & Services - 0.4%
Overture Services, Inc. (a)	6,100	208,559
Yahoo!, Inc. (a)	12,300	181,548
		390,107
Semiconductor Equipment & Products - 6.5%
Advanced Micro Devices, Inc. (a)	20,000	223,600
Agere Systems, Inc. Class A (a)	47,000	199,280
Altera Corp. (a)	8,500	174,760
Analog Devices, Inc. (a)	11,200	413,952
Fairchild Semiconductor International, Inc. Class A (a)	11,000	296,340
Intel Corp.	49,200	1,407,612
Intersil Corp. Class A (a)	9,000	241,650
KLA-Tencor Corp. (a)	6,300	371,511
LAM Research Corp. (a)	8,600	220,676
Linear Technology Corp.	4,700	182,642
LSI Logic Corp. (a)	15,000	192,750
Micron Technology, Inc. (a)	15,300	362,610
National Semiconductor Corp. (a)	14,000	441,280
NVIDIA Corp. (a)	8,600	299,366
Semtech Corp. (a)	15,500	495,690
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Teradyne, Inc. (a)	10,600	$ 349,270
Xilinx, Inc. (a)	5,000	188,800
		6,061,789
Software - 5.1%
Adobe Systems, Inc.	5,000	199,800
Compuware Corp. (a)	23,000	180,320
Microsoft Corp. (a)	73,200	3,825,432
Sybase, Inc. (a)	2,500	35,150
Vastera, Inc. (a)	39,600	219,384
VERITAS Software Corp. (a)	9,300	263,562
		4,723,648
TOTAL INFORMATION TECHNOLOGY		15,460,748
MATERIALS - 2.7%
Chemicals - 1.1%
Lyondell Chemical Co.	18,000	266,040
Millennium Chemicals, Inc.	25,000	341,250
Praxair, Inc.	7,100	405,410
		1,012,700
Containers & Packaging - 0.8%
Applied Extrusion Technologies, Inc. (a)	20,000	140,000
Owens-Illinois, Inc. (a)	14,200	227,484
Pactiv Corp. (a)	17,800	367,926
		735,410
Metals & Mining - 0.8%
Alcan, Inc.	6,300	232,545
Alcoa, Inc.	15,600	530,868
		763,413
TOTAL MATERIALS		2,511,523
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.5%
AT&T Corp.	50,200	658,624
BellSouth Corp.	38,200	1,159,370
Citizens Communications Co.	23,000	213,210
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	11,706	$ 363,588
Verizon Communications, Inc.	20,600	826,266
		3,221,058
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	23,500	117,265
Vodafone Group PLC	401	650
		117,915
TOTAL TELECOMMUNICATION SERVICES		3,338,973
UTILITIES - 1.3%
Electric Utilities - 1.3%
Cinergy Corp.	7,400	262,922
Dominion Resources, Inc.	2,400	159,408
FirstEnergy Corp.	9,900	329,670
TXU Corp.	9,000	489,780
		1,241,780
TOTAL COMMON STOCKS (Cost $90,100,087)		91,458,126
U.S. Treasury Obligations - 0.1%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.74% to 1.77% 5/30/02 to 7/5/02 (Cost $69,809)	-	$ 70,000	69,815
Money Market Funds - 0.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b) (Cost $357,724)	357,724	$ 357,724
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $90,527,620)		91,885,665
NET OTHER ASSETS - 0.8%		709,838
NET ASSETS - 100%		$ 92,595,503
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $53,767,979 and $51,886,720, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,684 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $90,802,439. Net unrealized appreciation aggregated $1,083,226, of which $9,319,935 related to appreciated investment securities and $8,236,709 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $18,292,000 of which $2,211,000, $4,967,000 and $11,114,000 will expire on October 31, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $90,527,620) - See accompanying schedule		$ 91,885,665
Receivable for investments sold		5,385,787
Receivable for fund shares sold		76,390
Dividends receivable		51,053
Interest receivable		1,415
Total assets		97,400,310
Liabilities
Payable to custodian bank	$ 11,968
Payable for investments purchased	4,553,252
Payable for fund shares redeemed	164,926
Accrued management fee	46,464
Other payables and accrued expenses	28,197
Total liabilities		4,804,807
Net Assets		$ 92,595,503
Net Assets consist of:
Paid in capital		$ 110,450,706
Undistributed net investment income		47,044
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,260,292)
Net unrealized appreciation (depreciation) on investments		1,358,045
Net Assets, for 9,435,011 shares outstanding		$ 92,595,503
Net Asset Value, offering price and redemption price per share ($92,595,503 ÷ 9,435,011 shares)A		$ 9.81

A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 497,687
Interest		8,664
Total income		506,351
Expenses
Management fee	$ 277,972
Transfer agent fees	66,828
Accounting fees and expenses	30,151
Non-interested trustees' compensation	157
Custodian fees and expenses	4,818
Registration fees	15,255
Audit	13,136
Legal	12,074
Miscellaneous	9,002
Total expenses before reductions	429,393
Expense reductions	(11,361)	418,032
Net investment income (loss)		88,319
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(967,771)
Foreign currency transactions	(12)
Futures contracts	1,933
Total net realized gain (loss)		(965,850)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,713,540
Futures contracts	2,912
Total change in net unrealized appreciation (depreciation)		1,716,452
Net gain (loss)		750,602
Net increase (decrease) in net assets resulting from operations		$ 838,921

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 88,319	$ 270,617
Net realized gain (loss)	(965,850)	(11,033,457)
Change in net unrealized appreciation (depreciation)	1,716,452	(18,904,617)
Net increase (decrease) in net assets resulting from operations	838,921	(29,667,457)
Distributions to shareholders from net investment income	(319,837)	-
Share transactions Net proceeds from sales of shares	17,392,799	55,908,637
Reinvestment of distributions	251,098	-
Cost of shares redeemed	(15,357,307)	(37,061,453)
Net increase (decrease) in net assets resulting from share transactions	2,286,590	18,847,184
Redemption fees	97,491	259,200
Total increase (decrease) in net assets	2,903,165	(10,561,073)
Net Assets
Beginning of period	89,692,338	100,253,411
End of period (including undistributed net investment income of $47,044 and undistributed net investment income of $278,562, respectively)	$ 92,595,503	$ 89,692,338
Other Information Shares
Sold	1,682,869	4,969,655
Issued in reinvestment of distributions	23,621	-
Redeemed	(1,490,134)	(3,388,667)
Net increase (decrease)	216,356	1,580,988

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 13.13	$ 12.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.03	-	.02
Net realized and unrealized gain (loss)	.10	(3.46)	.93	2.17
Total from investment operations	.11	(3.43)	.93	2.19
Distributions from net investment income	(.04)	-	(.01)	-
Distributions in excess of net investment income	-	-	(.01)	-
Total distributions	(.04)	-	(.02)	-
Redemption fees added to paid in capitalD	.01	.03	.02	.01
Net asset value, end of period	$ 9.81	$ 9.73	$ 13.13	$ 12.20
Total ReturnB, C	1.15%	(25.89)%	7.79%	22.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	.89%A	.88%	.97%	1.11%A
Expenses net of voluntary waivers, if any	.89%A	.88%	.97%	1.11%A
Expenses net of all reductions	.87%A	.86%	.96%	1.10%A
Net investment income (loss)	.18%A	.28%	-	.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,596	$ 89,692	$ 100,253	$ 68,621
Portfolio turnover rate	110%A	87%	58%	32%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns are pre-tax and would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period November 2, 1998 (commencement of operations) to October 31, 1999. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Trading (Redemption) Fees. Shares held in the fund less than 2 years are subject to a trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .14% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,033 for the period.

Brokerage Commissions.The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $5,537 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $5,824.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Maine

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Maryland

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Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

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New Jersey

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New York

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North Carolina

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Ohio

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Oregon

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Pennsylvania

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Philadelphia, PA

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Rhode Island

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Tennessee

6150 Poplar Avenue
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Texas

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4017 Northwest Parkway
Dallas, TX

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Houston, TX

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Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
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Utah

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Salt Lake City, UT

Virginia

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Washington

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Bellevue, WA

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Washington, DC

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Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

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